UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2025

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	001-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices) (Zip Code)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2025, Stock Yards Bancorp, Inc. (the “Company”), the holding company for Stock Yards Bank & Trust Company (the “Bank”), appointed T. Clay Stinnett as the Company’s principal accounting officer, effective as of March 14, 2025. Mr. Stinnett, age 51, has served as the Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank since 2019. Mr. Stinnett will continue to be responsible for overseeing a range of areas, including general accounting; SEC, regulatory and internal management reporting; the Bank’s treasury function; and budgeting.

Mr. Stinnett previously served as Executive Vice President and Chief Strategic Officer of the Company and the Bank from 2011 to 2019, and Senior Vice President and Chief Strategic Officer of the Bank from 2005 to 2011.  Mr. Stinnett joined the Bank in 2000 as Vice President-Finance.

Mr. Stinnett was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Stinnett has no familial relationships with any director or executive officer of the Company, and there are no transactions between Mr. Stinnett and the Company that would require disclosure under Item 404(a) of Regulation S-K. There were no changes to Mr. Stinnett’s compensatory arrangements with the Company made in connection with his appointment as principal accounting officer.

The appointment of Mr. Stinnett was made in connection with the departure of Michael B. Newton, who notified the Company of his resignation as Senior Vice President and Principal Accounting Officer, effective March 14, 2025. Mr. Newton’s departure is not due to any disagreement on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies, or practices.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 17, 2025	James A. Hillebrand

	By:	/s/ James A. Hillebrand
James A. Hillebrand
Chairman and CEO